UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 8, 2008
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Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	001-15697	22-3542636
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647
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(Address of principal executive offices)

(201) 750-2646
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(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition

Item 8.01. Other Events

     On June 27, 2008, Elite Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), filed its Annual Report on Form 10-K (the “Form 10-K”). On July 8, 2008 the Registrant issued a press release announcing its financial results for the fiscal year ended March 31, 2008 as set forth in the Form 10-K. Additionally, the press release stated certain strategic initiatives that the Registrant’s management team had begun to implement to improve the Registrant’s financial performance, strengthen its product development and manufacturing capabilities, and position its businesses to capture growth opportunities in the pharmaceutical marketplace.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated July 8, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2008

ELITE PHARMACEUTICALS, INC.

	By:	/s/ Bernard Berk
		Name:	Bernard Berk
		Title:	Chief Executive Officer